SEPTEMBER 30, 2021

Summary Prospectus

BlackRock FundsSM  |  Class K Shares

•	BlackRock Infrastructure Sustainable Opportunities Fund

Class K: BINKX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders and other information about the Fund, including the Fund’s statement of additional information, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated September 30, 2021, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About BlackRock Infrastructure Sustainable Opportunities Fund

Investment Objective

The investment objective of BlackRock Infrastructure Sustainable Opportunities Fund (“Infrastructure Sustainable Opportunities” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek to maximize total return while seeking to invest in issuers which are helping to address certain United Nations Sustainable Development Goals (“SDGs”) through their products and services.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Class K Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Advisors, LLC (“BlackRock”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class K Shares
Management Fee[1]	0.80%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.22%
Total Annual Fund Operating Expenses	1.02%
Fee Waivers and/or Expense Reimbursements[1,3]	(0.07)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,3]	0.95%

1.

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 28, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2023. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2023. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

2.	Other Expenses are based on estimated amounts for the Fund’s current fiscal year.

3.

As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 28, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.95% (for Class K Shares) through June 30, 2023. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements, and such repayment arrangement will terminate on September 30, 2028. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class K Shares	$97	$318

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. There has been no portfolio turnover because the Fund has not commenced operations as of the date of this prospectus.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of infrastructure-related companies or derivatives with similar economic characteristics. The Fund currently considers “infrastructure-related companies” to include, without limitation, transportation infrastructure, construction and engineering, electric utilities, multi-utilities, water utilities, independent power and renewable electricity producers, telecommunications services, marine, road and rail, equity real estate investments, and media, as identified by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.

To determine the Fund’s investable universe, Fund management will first seek to screen out certain issuers based on environmental, social and governance (“ESG”) criteria determined by BlackRock. Such screening criteria principally includes: (i) issuers engaged in the production of controversial weapons; (ii) issuers engaged in the production of civilian firearms; (iii) issuers deriving revenue from direct involvement in the production of nuclear weapons or nuclear weapon components or delivery platforms, or the provision of auxiliary services related to nuclear weapons; (iv) issuers engaged in the production of tobacco-related products; (v) issuers that derive certain revenue from thermal coal generation, unless such issuers either (a) have made certain commitments to reduce climate impact or (b) derive revenue from alternative energy sources, and issuers that derive more than five percent of revenue from thermal coal mining; (vi) issuers that derive more than five percent of revenue from oil sands extraction, unless the Fund is investing in green bonds of such issuers; and (vii) issuers identified by recognized third-party rating agencies as violators of the United Nations Global Compact, which are globally accepted principles covering corporate behavior in the areas of human rights, labor, environment, and anti-corruption. The Fund’s screening criteria is measured at the time of investment and is dependent upon information and data that may be incomplete, inaccurate or unavailable. This screening criteria is subject to change over time at BlackRock’s discretion.

BlackRock next looks to the targets and indicators for each SDG and identifies those goals that are supported by sustainable infrastructure. With respect to its equity investments, BlackRock intends to invest only in companies that align with and advance at least one of the SDGs. BlackRock intends to focus on SDGs related to (i) good health and well-being, (ii) clean water and sanitation, (iii) affordable and clean energy, (iv) industry, innovation and infrastructure, (v) sustainable cities and communities, and (vi) climate action. BlackRock may not consider all SDGs when making investment decisions and there may be limitations with respect to the availability of investments that address certain SDGs. The Fund may gain indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers with exposures that are inconsistent with the screening and SDG alignment criteria used by BlackRock as described above. Moreover, there is no guarantee that all equity securities held by the Fund will align with the SDGs at all times. The assessment of the level of alignment in each activity may be based on percentage of earnings, a defined total earnings threshold, or any connection to a restricted activity regardless of the amount of earnings received. Where disclosure for segment level earnings are unavailable, Fund management will use revenue as the primary metric.

The companies are then assessed by BlackRock based on their ability to manage risks and opportunities including those associated with the infrastructure theme and their ESG risk and opportunity credentials, such as their leadership and governance framework, ability to strategically manage longer-term issues surrounding ESG and the potential impact this may have on a company’s financials. This ESG assessment is built into the multi -factor risk model described below.

Fund management utilizes a multi-factor risk model that leverages the team’s deep fundamental knowledge by incorporating their views on micro risk factors such as industry trends, geographical sub markets, asset condition, revenue risk, balance sheet and debt management strength, management insights, and other idiosyncratic factors influencing that security. The team considers factors in the following six categories:

1)    Structural risk — risk related to specific real assets sub sectors, companies’ operational structure or policy making; factors are split into three risk sub-groups, i.e. industry, entity and regulatory risk

2)    Asset risk — factors include micro fundamentals, physical features and revenue risk

3)    Financial risk — factors include degree of financial leverage, interest coverage, maturity duration, fixed versus floating debt, pay-out ratio and free float

4)    Management risk — qualitative assessment of executive management teams

5)    ESG risk — assessment of environmental, social and governance issues based on BlackRock’s proprietary scoring model

6)    Other risks — discrete single stock factors not captured by any of the above categories.

The equity securities in which the Fund invests primarily consist of common stock, but may also include preferred stock and convertible securities. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”). The Fund may invest in issuers of any capitalization.

The Fund may invest in an unlimited amount in securities of foreign issuers, including those in emerging markets.

The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎

ESG Investing Risk — The Fund intends to screen out particular companies and industries pursuant to certain criteria established by BlackRock, and to incorporate ESG investment insights into its portfolio construction process. The Fund may forego certain investment opportunities by screening out certain companies and industries. The Fund’s results may be lower than other funds that do not apply certain exclusionary screens or use different ESG criteria to screen out certain companies or industries. The Fund’s incorporation of ESG investment insights may affect the Fund’s exposure to certain companies or industries. The Fund’s results may be lower than other funds that do not consider ESG characteristics or use a different methodology to identify and/or incorporate ESG characteristics. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. In addition, the Fund may not be successful in its objectives related to ESG. There is no guarantee that these objectives will be achieved, and ESG-related assessments are at BlackRock’s discretion. BlackRock is dependent upon certain information and data from third party providers of ESG research, which may be incomplete, inaccurate or unavailable. As a result, there is a risk that BlackRock may incorrectly assess a security or issuer. There is also a risk that BlackRock may not apply the relevant ESG criteria correctly or that the Fund could have indirect exposure to issuers who do not meet the relevant ESG criteria used by the Fund. Neither the Fund nor BlackRock make any representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of such ESG assessment. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. BlackRock’s evaluation of ESG criteria is subjective and may change over time.

∎

Utility Industry Risk — When interest rates go up, the value of securities issued by utilities companies historically has gone down has gone down. In most countries and localities, the utilities industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

∎

Energy Sector Risk — The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations and energy conservation efforts. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. In 2020, the energy sector has experienced increased volatility. In particular, significant market volatility occurred and is continuing in the crude oil markets as well as the oil futures markets, which resulted in the market price of the front month futures contract falling fell below zero for a period of time.

∎

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

On October 28, 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended (the “Investment Company Act”) treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

∎

Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

∎

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

∎

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

∎

The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

∎

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

∎

The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

∎

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

∎

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

∎

“New Issues” Risk — “New issues” are IPOs of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

∎

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

∎

Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

∎

Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities.

∎

Telecommunications Risk — The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology.

∎

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Performance Information

Because the Fund has not commenced operations as of the date of this prospectus, it does not have performance information an investor would find useful in evaluating the risks of investing in the Fund. The Fund’s benchmark is the FTSE Developed Core Infrastructure 50/50 Net Tax Index.

Investment Manager

Infrastructure Sustainable Opportunities’ investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock International Limited. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title

Nikhil Uppal	2021	Director of BlackRock, Inc.

Guy MacKenzie	2021	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Class K Shares of the Fund are available only to (i) certain employee benefit plans, such as health savings accounts, and certain employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs and SARSEPs) (collectively, “Employer-Sponsored Retirement Plans”), (ii) collective trust funds, investment companies and other pooled investment vehicles, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iii) “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares, (iv) clients of private banks that purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to sell such shares; (v) fee-based advisory platforms of a Financial Intermediary that (a) has specifically acknowledged in a written agreement with the Fund’s distributor and/or its affiliate(s) that the Financial Intermediary shall offer such shares to fee-based advisory clients through an omnibus account held at the Fund or (b) transacts in the Fund’s shares through another intermediary that has executed such an agreement and (vi) any other investors who met the eligibility criteria for BlackRock Shares or Class K Shares prior to August 15, 2016 and have continually held Class K Shares of the Fund in the same account since August 15, 2016.

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock, P.O. Box 9819, Providence, Rhode Island 02940-8019), or online at www.blackrock.com. Institutional Investors are subject to a $5 million minimum initial investment requirement. Other investors, including Employer-Sponsored Retirement Plans, have no minimum initial investment requirement. There is no minimum investment amount for additional purchases.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax-exempt plan described in section 401 (a) of the Internal Revenue Code of 1986, as amended. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.

Class K Shares are only available through a Financial Intermediary if the Financial Intermediary will not receive from Fund assets, or the Fund’s distributor or an affiliate’s resources, any commission payments, shareholder servicing fees (including sub-transfer agent and networking fees), or distribution fees (including Rule 12b-1 fees) with respect to assets invested in Class K Shares.

Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

[This page intentionally left blank]

[This page intentionally left blank]

[This page intentionally left blank]

INVESTMENT COMPANY ACT FILE # 811-05742

SPRO-ISO-K-0921